                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 18, 1997
                                                 ------------------------------

                            The J. M. Smucker Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                      1-5111                         34-0538550
----------------              -----------                  -------------------
(State or other               (Commission                  (I.R.S. Employer
 jurisdiction of              File Number)                  Identification No.)
 incorporation)



             Strawberry Lane, Orrville, Ohio               44667
             ---------------------------------------------------
            (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (330) 682-3000



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Item 5.  Other Events.
         ------------

         The Company issued a press release on April 18, 1997, a copy of which is filed as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ---------------------------------------------------------

         (c)      Exhibits.

                  99.1      Press Release dated April 18, 1997, from the
                            Company.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE J. M. SMUCKER COMPANY


Date:  April 18, 1997                           By: /s/Steven J. Ellcessor
                                                   --------------------------
                                                    Steven J. Ellcessor
                                                    Secretary






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                                  EXHIBIT INDEX
                                  -------------


                                                                  Pagination by
                                                               Sequential Numbering
Exhibit  Description of Exhibit                                      System
-------  ----------------------                                --------------------


 99.1    Press Release dated                                           5
         April 18, 1997,
         from the Company.